UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2019

Carolina Trust BancShares, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-55683	81-2019652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina	28092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 735-1104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Carolina Trust BancShares, Inc. (the “Company”), filed with the Securities and Exchange Commission on January 7, 2019. The purpose of this Amendment No. 1 is to provide financial statement information required by Item 9.01, which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

1.          The audited consolidated balance sheets of Clover Community Bankshares, Inc. (“Clover”), as of December 31, 2017 and 2016 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2017 and 2016, the notes related thereto, and the Independent Auditor’s Report, dated April 5, 2018, are incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K/A.

2.          The unaudited consolidated balance sheets of Clover as of September 30, 2018 and the related unaudited consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows for the nine months ended September 30, 2018 and 2017, and the notes related thereto, are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017, and the notes related thereto, is incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K/A.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Elliott Davis, LLC (filed herewith)

99.1
Independent Auditor’s Report, dated April 5, 2018, audited consolidated balance sheets of Clover Community Bankshares, Inc. and subsidiary as of December 31, 2017 and 2016 and related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2017 and 2016, the notes related thereto (incorporated herein by reference to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-227302) filed by the Company on October 24, 2018)

99.2
Unaudited consolidated balance sheets of Clover Community Bankshares, Inc. and subsidiary at September 30, 2018 and related unaudited consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows for the nine months ended September 30, 2018 and 2017, and the notes related thereto (filed herewith)

99.3
Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017, and the notes related thereto (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carolina Trust BancShares, Inc.

Date:	March 19, 2019	By:	/s/ Edwin E. Laws
Name: Edwin E. Laws
Title: EVP and Chief Financial Officer